BATTERY PARK FUNDS, INC.



                       Supplement dated August 23, 2001
                     to the Prospectus dated May 24, 2001



         The Board of Directors has approved the liquidation of Battery Park Funds, Inc. (the "Fund") pursuant to a Plan of Liquidation and Dissolution, subject to stockholder approval at a meeting to be held on October 2, 2001 (the "Meeting"). The Board of Directors has fixed the close of business on September 4, 2001 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

         It is anticipated that a proxy statement describing the terms of the Plan of Liquidation and Dissolution will be mailed to stockholders on September 10, 2001.